THORNBURG ETF TRUST

Supplement, dated June 2, 2025

to the Statement of Additional Information (the “SAI”), dated January 17, 2025, of the following series of Thornburg ETF Trust:

Thornburg Core Plus Bond ETF

Thornburg Multi Sector Bond ETF

Thornburg International Equity ETF

Thornburg International Growth ETF

Effective immediately, the section of the SAI titled “Consultant to the Adviser” is deleted in its entirety.

Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in the SAI and should be read in conjunction with the SAI.